                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                                  FORM 8-K/A


                                CURRENT REPORT


              AMENDMENT NO. 1 TO THE CURRENT REPORT ON FORM 8-K
                       REPORTING THE ACQUISITION OF THE
              UMB COMMERCIAL OFFICE BUILDING ON DECEMBER 1, 1998
              --------------------------------------------------

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)              December 1, 1998
 ------------------------------------------------------------------------------


                           TOWER PROPERTIES COMPANY
           -------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   MISSOURI
               ------------------------------------------------
                (State or other jurisdiction of incorporation)


              0-18261                                  43-1529759
     --------------------------          --------------------------------------
      (Commission File Number)            (IRS Employer Identification Number)


  911 Main Street, Suite 100, Commerce Tower, Kansas City, Missouri        64105
  ------------------------------------------------------------------------------
  (Address of principal executive offices)                            (zip code)


                                (816) 421-8255
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      The following financial statements, pro forma financial information, and exhibits are filed as a part of this report:

      (a) Financial Statements
          --------------------

          Report of Independent Public Accountants

          Statement of Revenues and Certain Expenses (as defined - Note 2) for the year ended December 31, 1997

          Notes to the Statement of Revenues and Certain Expenses (as defined - Note 2)

      (b) Pro Forma Financial Information
          -------------------------------

          Pro Forma Estimate of Funds Generated by Operations for the 12-Month Period Ended November 30, 1998

          Pro Forma Estimate of Federal Tax Income for the 12-Month Period Ended November 30, 1998

          Notes to Pro Forma Estimate of Funds Generated by Operations and Pro Forma Estimate of Federal Tax Income for the 12-Month Period Ended November 30, 1998


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TOWER PROPERTIES COMPANY
Date:  February 11, 1999          By:  /s/ Robert C. Harvey, III
                                       -------------------------
                                       Robert C. Harvey, III
                                       CFO & Vice President

                           TOWER PROPERTIES COMPANY
                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Tower Properties Company:

We have audited the accompanying statement of revenue and certain expenses (as defined -- Note 2) of UMB Building (the Property), for the year ended December 31, 1997. This statement is the responsibility of the management of Tower Properties Company (the Property's Acquirer). Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Tower Properties Company) as described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in
Note 2 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





Kansas City, Missouri,
     February 12, 1999

                           TOWER PROPERTIES COMPANY
                           ------------------------

                                 UMB BUILDING
                                 ------------

       STATEMENT OF REVENUE AND CERTAIN EXPENSES (AS DEFINED -- NOTE 2)
       ----------------------------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1997
                     ------------------------------------

REVENUE-
      Rent                                                          $548,688
      Other                                                           51,111
                                                                    --------
              Total revenue                                          599,799
                                                                    --------

OPERATING EXPENSES:
      Salaries and employee benefits                                   6,471
      Management fees                                                 17,704
      Maintenance and repairs                                         74,022
      Real estate taxes                                              140,592
      Utilities                                                       64,394
      Other                                                           50,539
                                                                    --------
               Total operating expenses                              353,722
                                                                    --------
               Operating income (as defined - Note 2)               $246,077
                                                                    ========

   The accompanying notes are an integral part of this financial statement.


                 STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                           TOWER PROPERTIES COMPANY
                           ------------------------

                                 UMB BUILDING
                                 ------------


                    NOTES TO THE STATEMENT OF REVENUE AND
                    -------------------------------------

                   CERTAIN EXPENSES (AS DEFINED -- NOTE 2)
                   ---------------------------------------


1.  UMB BUILDING:
    -------------

The UMB Building (the Property) is a six-story, 59,982 square-foot commercial office building located in Clayton, Missouri. The Property was purchased by Tower Properties Company (TPC) for $9,400,000 on December 1, 1998, from Blackwood Properties Corporation. TPC is a commercial real estate company who will operate the property.

2.  BASIS OF PRESENTATION:
    ----------------------

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of the Property. Excluded expenses include mortgage interest, depreciation, amortization and federal, state and local income taxes.

                           TOWER PROPERTIES COMPANY
                           ------------------------


             PRO FORMA ESTIMATE OF FUNDS GENERATED BY OPERATIONS
             ---------------------------------------------------

             FOR THE TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 1998
             ---------------------------------------------------
                                 (Unaudited)


The following unaudited pro forma estimate presents the funds generated by the operations of TPC as if TPC had acquired the Property as of December 1, 1997. This estimate does not purport to represent operations of TPC or the Property nor does it purport to represent actual or expected operating results of TPC or the Property for any period in the future. This estimate was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith:

                                                            12 Months Ended
                                                           November 30, 1998
                                                           -----------------
      Property- Estimate of federal taxable income             $   383,000
      Add estimated depreciation and amortization
         (federal tax basis) (Note 3)                              132,000
                                                               -----------

      Property- Pro forma property funds generated by              515,000
         operations
      TPC- Funds generated by operations                        10,800,000
                                                               -----------

      Estimate of combined pro forma funds generated
         by operations                                         $11,315,000
                                                               ===========


   The accompanying notes are an integral part of this pro forma estimate.

                           TOWER PROPERTIES COMPANY
                           ------------------------


                  PRO FORMA ESTIMATE OF FEDERAL TAX INCOME
                  ----------------------------------------

             FOR THE TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 1998
             ---------------------------------------------------
                                 (Unaudited)


The following unaudited pro forma estimate presents the federal taxable income of TPC as if TPC had acquired the Property as of December 1, 1997. This estimate does not purport to represent operations of TPC or the Property nor does it purport to represent actual or expected operating results of TPC or the Property for any period in the future. This estimate was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith:

                                                            12 Months Ended
                                                           November 30, 1998
                                                           -----------------

      Property estimated federal taxable income-
         Operating income (Note 2)                              $  993,000
         Pro forma adjustments-
           Estimated depreciation and amortization
              (federal tax basis) (Note 3)                        (132,000)
           Estimated interest cost (Note 4)                       (478,000)
                                                                ----------

      Property- Pro forma property federal taxable income          383,000
      TPC- Federal taxable income                                  859,000
                                                                ----------

      Combined pro forma estimate of federal taxable income     $1,242,000
                                                                ----------

   The accompanying notes are an integral part of this pro forma estimate.

                           TOWER PROPERTIES COMPANY
                           ------------------------


         NOTES TO PRO FORMA ESTIMATE OF FUNDS GENERATED BY OPERATIONS
         ------------------------------------------------------------

                 AND PRO FORMA ESTIMATE OF FEDERAL TAX INCOME
                 --------------------------------------------

             FOR THE TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 1998
             ---------------------------------------------------



1.  UMB BUILDING:
    -------------

Tower Properties Company (TPC) acquired the UMB Building (the Property) for $9,400,000 on December 1, 1998. The Property consists of 59,982 rentable square feet.

2.  OPERATING INCOME (AS DEFINED):
    ------------------------------

Operating income is based on the provisions of signed lease agreements with the current tenants.

3.  ESTIMATED DEPRECIATION:
    -----------------------

TPC is in the process of obtaining an appraisal for the purpose of allocating the specific components of cost. The current components of cost represent estimates made by TPC's management and are not expected to be materially different from the appraised values. Depreciation has been calculated primarily using the modified accelerated cost recovery system (MACRS). The components of cost, together with their depreciable lives, are as follows:


                                                Depreciable
                                                   Lives
                                     Cost         (Years)
                                 ----------     -----------

                  Land           $1,111,000          -
                  Building        8,289,000         39
                                 ----------
                                 $9,400,000
                                 ==========

4.  DEBT SERVICE:
    -------------

TPC financed the property acquisition by utilizing the Registrant's $20,500,000 line of credit from Commerce Bank of Kansas City, N.A., and approximately $4,000,000 of tax-free exchange proceeds from recently completed land sales. The loan bears interest at a rate equal to the bid Federal Funds Rate plus 1 percent, as adjusted from time-to-time, and is secured by a mortgage on the Commerce Tower and shares of Commerce Bank stock which are owned by the Registrant. The Registrant is negotiating nonrecourse long-term financing of 75 percent of the purchase price with various lenders. At this time the Registrant is expecting the financing to carry a rate of approximately 7 percent.

                          TOWER PROPERTIES COMPANY
                          ------------------------


           MANAGEMENT'S DISCUSSION AND ANALYSIS OF UMB BUILDING
           ----------------------------------------------------



On December 1, 1998, TPC acquired the Property for $9,400,000. The Property has 59,982 rentable square feet. The transaction was accounted for as a purchase of assets, with the following allocation of acquisition costs based on TPC management's estimates of those costs. An independent appraisal is to be obtained.

                  Land                     $1,111,000
                  Building                  8,289,000
                                           ----------
                                           $9,400,000
                                           ==========

Revenues
--------

Rental rates for the UMB Building are comparable with rates in the surrounding market. As of the date of purchase, the building was 100 percent occupied by four tenants with lease expiration dates at the earliest of 2002. Renewal options exist on two of four tenants to extend terms of lease beyond 2002.

Expenses
--------

The more significant operating expenses of the Property are utilities, repairs and maintenance, and real estate taxes.

TPC management is unaware of any significant deferred expenses and management anticipates no significant capital improvements. Based on the results of an independent environmental assessment of the Property, TPC management is unaware of any environmental condition that requires remediation.

Materiality
-----------

TPC management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future results.